                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference in Registration Statement Nos. 33-66536, 33-35609, 33-31442, 33-21878 and 2-96838 of Coherent, Inc. on Forms S-8
of our report dated October 31, 1995, appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended September 30, 1995.






DELOITTE & TOUCHE LLP

San Jose, California
December 18, 1995